Exhibit 99.1

MET-Rx USA, Inc. and
MET-Rx Substrate
Technology, Inc.

Combined Financial Statements as of and for the Year Ended December 31, 1998 and Independent
Auditors' Report

                                                                    Exhibit 99.1

INDEPENDENT AUDITORS' REPORT


To the Board of Directors
MET-Rx USA, Inc. and
MET-Rx Substrate Technology, Inc.
Irvine, California


We have audited the accompanying combined balance sheets of MET-Rx USA, Inc. and MET-Rx Substrate Technology, Inc. (collectively, the Companies) as of December 31, 1998, and the related combined statements of operations, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of MET-Rx USA, Inc. and MET-Rx Substrate Technology, Inc. as of December 31, 1998, and the combined results of their operations and their cash flows for the year then ended, in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

March 12, 1999

MET-RX USA, INC. AND                                                Exhibit 99.1
MET-RX SUBSTRATE TECHNOLOGY, INC.

COMBINED BALANCE SHEET
--------------------------------------------------------------------------------

                                                                                                                        December 31,
                                                                                                                            1998
ASSETS

CURRENT ASSETS:
Cash and cash equivalents                                                                                                $   749,000
Accounts receivable, less allowance for doubtful accounts of $229,000                                                     10,540,000
Other accounts receivable                                                                                                     43,000
Inventories (Note 2)                                                                                                       6,377,000
Prepaid expenses and other current assets                                                                                    560,000
Deferred income taxes (Note 6)                                                                                               106,000
                                                                                                                         -----------

  Total current assets                                                                                                    18,375,000

PROPERTY AND EQUIPMENT, net (Note 3)                                                                                       1,405,000

OTHER ASSETS                                                                                                                 886,000
                                                                                                                         -----------


                                                                                                                         $20,666,000
                                                                                                                         ===========

            See accompanying notes to combined financial statements.

MET-RX USA, INC. AND                                                Exhibit 99.1
MET-RX SUBSTRATE TECHNOLOGY, INC.

COMBINED BALANCE SHEET
--------------------------------------------------------------------------------

                                                                                                                       December 31,
                                                                                                                           1998
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable                                                                                                       $  4,999,000
Cash overdraft                                                                                                              711,000
Accrued expenses and other current liabilities                                                                            2,921,000
Current portion of term loan (Note 5)                                                                                     1,200,000
Current portion of capital lease payable (Note 7)                                                                            25,000
                                                                                                                       ------------
  Total current liabilities                                                                                               9,856,000
LINE OF CREDIT (Note 5)                                                                                                   7,030,000
CAPITAL LEASE PAYABLE (Note 7)                                                                                                6,000
TERM LOAN (Note 5)                                                                                                        3,700,000
COMMITMENTS AND CONTINGENCIES (Note 7)
STOCKHOLDERS' EQUITY:
Preferred stock:
  MET-Rx Substrate Technology, Inc., no par value; 2,000,000 shares of convertible preferred stock authorized; no shares issued and outstanding
  MET-Rx Substrate Technology, Inc., no par value; 3,000,000 shares authorized; no shares issued and outstanding
Common stock:
  MET-Rx USA, Inc., $0.01 par value; 2,500,000 shares authorized;
    1,900 shares issued and outstanding at December 31, 1998
  MET-Rx Substrate Technology, Inc.; no par value; 25,000,000 shares authorized; 2,101,400 shares issued and outstanding at December 31, 1998
Additional paid-in capital                                                                                                3,917,000
Accumulated deficit                                                                                                      (3,843,000)
                                                                                                                       ------------

    Total stockholders' equity                                                                                               74,000
                                                                                                                       ------------

                                                                                                                       $ 20,666,000
                                                                                                                       ============

            See accompanying notes to combined financial statements.

MET-RX USA, INC. AND                                                Exhibit 99.1
MET-RX SUBSTRATE TECHNOLOGY, INC.

COMBINED STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                                        Year ended
                                                                                                                       December 31,
                                                                                                                           1998
NET SALES                                                                                                              $ 80,165,000

COST OF GOODS SOLD                                                                                                       40,347,000
                                                                                                                       ------------

GROSS PROFIT                                                                                                             39,818,000

OPERATING EXPENSES:
Selling                                                                                                                  21,574,000
General and administrative                                                                                               14,455,000
                                                                                                                       ------------

    Total operating expenses                                                                                             36,029,000
                                                                                                                       ------------

INCOME FROM OPERATIONS                                                                                                    3,789,000

OTHER (EXPENSE) INCOME:
Interest expense, net                                                                                                    (1,337,000)
Other income                                                                                                                475,000
                                                                                                                       ------------

    Total other expense                                                                                                    (862,000)
                                                                                                                       ------------

INCOME BEFORE INCOME TAX PROVISION                                                                                        2,927,000

INCOME TAX PROVISION                                                                                                         43,000
                                                                                                                       ------------

NET INCOME                                                                                                             $  2,884,000
                                                                                                                       ============


            See accompanying notes to combined financial statements.

MET-RX USA, INC. AND                                                Exhibit 99.1
MET-RX SUBSTRATE TECHNOLOGY, INC.

COMBINED STATEMENT OF STOCKHOLDERS' (DEFICIT) EQUITY
--------------------------------------------------------------------------------

                                                                                             Met-Rx Substrate
                                                        Met-Rx USA, Inc.                     Technology, Inc.
                                                          common stock                         common stock
                                                    -------------------------         -----------------------------
                                                     Shares           Amount            Shares              Amount
BALANCE, December 31, 1997                           1,759                             1,945,454

Stock issued in conjunction with exercise of
  options (Note 8)                                     141                               155,946
Compensation costs related to stock
  options (Note 8)
Dividends
Net income
                                                    ------             ---           -----------             ---

BALANCE, December 31, 1998                           1,900             $--             2,101,400             $--
                                                    ======             ===           ===========             ===

[RESTUBBED TABLE]

                                                    Additional
                                                     paid-in         Accumulated
                                                     capital           deficit               Total
BALANCE, December 31, 1997                          2,910,000        (5,888,000)        (2,978,000)

Stock issued in conjunction with exercise of
  options (Note 8)
Compensation costs related to stock
  options (Note 8)                                  1,007,000                            1,007,000
Dividends                                                --            (839,000)          (839,000)
Net income                                               --           2,884,000          2,884,000
                                                  -----------       -----------        -----------

BALANCE, December 31, 1998                        $ 3,917,000       $(3,843,000)       $    74,000
                                                  ===========       ===========        ===========


            See accompanying notes to combined financial statements.

MET-RX USA, INC. AND                                                Exhibit 99.1
MET-RX SUBSTRATE TECHNOLOGY, INC.

COMBINED STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                                                                         Year ended
                                                                                                                        December 31,
                                                                                                                            1998
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                                                              $ 2,884,000
Adjustments to reconcile net income to net cash
  provided by operating activities:
  Depreciation and amortization                                                                                           1,145,000
  Provision for bad debt                                                                                                    592,000
  Provision for inventory reserves                                                                                        1,121,000
  Compensation costs related to stock options (Note 8)                                                                    1,007,000
  Gain on arbitration settlement (Note 7)                                                                                  (340,000)
  Loss on disposal of assets                                                                                                 47,000
  Deferred income taxes                                                                                                      (1,000)
  Changes in operating assets and liabilities:
    Accounts receivable                                                                                                  (3,744,000)
    Inventories                                                                                                             414,000
    Prepaid expenses and other assets                                                                                      (130,000)
    Accounts payable                                                                                                        518,000
    Cash overdraft                                                                                                          457,000
    Accrued expenses and other liabilities                                                                               (1,084,000)
                                                                                                                        -----------

      Net cash provided by operating activities                                                                           2,886,000

CASH FLOWS FROM INVESTING ACTIVITIES:
Cash paid for property and equipment                                                                                       (755,000)
Proceeds from sale of property and equipment                                                                                 46,000
                                                                                                                        -----------

      Net cash used in investing activities                                                                                (709,000)


            See accompanying notes to combined financial statements.

MET-RX USA, INC. AND                                                Exhibit 99.1
MET-RX SUBSTRATE TECHNOLOGY, INC.

COMBINED STATEMENT OF CASH FLOWS (Continued)
--------------------------------------------------------------------------------

                                                                                                                         Year Ended
                                                                                                                        December 31,
                                                                                                                            1998
CASH FLOWS FROM FINANCING ACTIVITIES:
Payment of dividends                                                                                                    $  (839,000)
Net borrowings on line of credit                                                                                          1,928,000
Payments on capital lease                                                                                                   (20,000)
Payments on notes payable                                                                                                (1,488,000)
Borrowings (payments) on term loan                                                                                       (1,100,000)
                                                                                                                        -----------

      Net cash used in financing activities                                                                              (1,519,000)
                                                                                                                        -----------

NET INCREASE IN CASH
  AND CASH EQUIVALENTS                                                                                                      658,000

CASH AND CASH EQUIVALENTS, beginning of year                                                                                 91,000
                                                                                                                        -----------

CASH AND CASH EQUIVALENTS, end of year                                                                                  $   749,000
                                                                                                                        ===========

SUPPLEMENTAL SCHEDULE OF NONCASH
  INVESTING AND FINANCING ACTIVITIES -
  Cash paid during the period for:
    Interest                                                                                                            $ 1,603,000
                                                                                                                        ===========
    Income taxes                                                                                                        $     2,000
                                                                                                                        ===========


            See accompanying notes to combined financial statements.

MET-RX USA, INC. AND                                                Exhibit 99.1
MET-RX SUBSTRATE TECHNOLOGY, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Description of Business - MET-Rx USA, Inc. (MUSA), incorporated in Nevada in 1994, is primarily engaged in the sale and distribution of engineered foods to health and fitness retailers, supermarkets and mass merchandisers located throughout the United States. MUSA conducts its operations and maintains office and warehouse facilities in California and Virginia.

        MET-Rx Substrate Technology, Inc. (MSTI), incorporated in California in 1990, is an affiliate of MUSA through common ownership. MSTI is primarily engaged in the development of engineered foods. MSTI conducts its operations and maintains office facilities in California.

        Principles of Combination - The accompanying combined financial statements include the accounts of MET-Rx USA, Inc. and MET-Rx Substrate Technology, Inc. (collectively, the Companies), which are entities under common ownership and management. All material intracompany transactions and balances have been eliminated in combination.

        Use of Estimates - The preparation of combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting years. Actual results could differ from those estimates.

        Cash Equivalents - The Companies consider all highly liquid investments with an original maturity of three months or less to be cash equivalents.

        Concentrations of Credit Risk - The Companies provide credit, in the normal course of business, to a large number of supermarkets, mass merchandisers, wholesalers, distributors, and retailers. The Companies perform ongoing credit evaluations of their customers and maintain allowances for potential credit losses.

        Inventories - Inventories are stated at the lower of cost or market, cost generally being determined on a first-in, first-out basis.

        Prepaid Advertising - Included in prepaid expenses is approximately $71,000 of prepaid advertising as of December 31, 1998. Prepaid advertising is expensed in the month in which the ad first appears.

MET-RX USA, INC. AND                                                Exhibit 99.1
MET-RX SUBSTRATE TECHNOLOGY, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

        Property and Equipment - Property and equipment is stated at cost, less accumulated depreciation and amortization. Depreciation is provided on the straight-line method over the estimated useful lives of the assets, which range from three to ten years. Leasehold improvements are amortized on the straight-line method over the term of the lease or estimated useful life, whichever is shorter. Expenditures for maintenance and repairs are charged to operations as incurred, while renewals and betterments are capitalized.

        Deferred Financing Costs - Included in other assets are deferred financing costs incurred in obtaining the Companies' credit facility (Note 5). Deferred finance costs, which total $1,126,000 at December 31, 1998, are being amortized over the three-year term of the debt agreement. Accumulated amortization was $375,000 at December 31, 1998.

        Income Taxes - The Companies have elected to be taxed as an S corporation under the provision of the Internal Revenue Code and similar statutes in the State of California. Accordingly, the Companies' taxable income or loss is treated as if it were distributed to the stockholders, who are responsible for payment of taxes thereon. Additionally, in accordance with state laws regarding S corporations, the Companies are subject to a 1.5% California franchise tax. Deferred taxes are provided on items for which there are temporary differences in recording such items for financial and income tax reporting purposes.

        Research and Development Costs - Research and development costs included in general and administrative expenses amounted to $646,000 for the year ended December 31, 1998.

        Major Customers - Two customers accounted for approximately 25% of revenues for the year ended December 31, 1998. A decision by such customers to decrease the amount purchased from the Companies or to cease carrying the Companies' products could have a material adverse effect on the Companies' financial condition and results of operations.

        Long-Lived Assets - The Companies account for the impairment and disposition of long-lived assets in accordance with Statement of Financial Accounting Standards (SFAS) No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of. In accordance with SFAS No. 121, long-lived assets are reviewed for events or changes in circumstances which indicate that their carrying value may not be recoverable.

        Comprehensive Income - In 1997, the Financial Accounting Standards Board
        (FASB) issued SFAS No. 130, Reporting Comprehensive Income, which established standards for the reporting and displaying of comprehensive income and its components. For the year ended December 31, 1998, there was no material difference between the Companies' net income and comprehensive income.

        New Accounting Pronouncements - In 1998, the FASB issued SFAS No. 133, Accounting for Derivatives and Hedging Activities, which the Companies will adopt in fiscal 2000. Management is currently evaluating the impact of the adoption of SFAS No. 133 on the financial statements of the Companies.

MET-RX USA, INC. AND                                                Exhibit 99.1
MET-RX SUBSTRATE TECHNOLOGY, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

2.      INVENTORIES

        Inventories consist of the following:


                                                         Year ended
                                                        December 31,
                                                            1998


                  Raw materials                         $ 3,394,000
                  Finished goods                          3,946,000
                                                        -----------

                                                          7,340,000
                  Less reserves                            (963,000)
                                                        -----------

                    Total inventories                   $ 6,377,000
                                                        ===========


        The availability and cost of raw materials used in the Companies' products can be affected by a number of factors beyond their control, such as general economic conditions affecting growing decisions, weather conditions, and plant disease. Because the Companies do not control the production of raw materials, they are subject to delays caused by interruptions in production of their raw materials. There can be no assurance that the Companies' suppliers will be able to obtain alternate sources of raw materials at favorable prices, or at all. The inability of the Companies' suppliers to obtain adequate supplies of raw materials at favorable prices could cause an increase in the Companies' cost of sales, resulting in a material adverse effect on the Companies' business, results of operations, and financial condition.

MET-RX USA, INC. AND                                                Exhibit 99.1
MET-RX SUBSTRATE TECHNOLOGY, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

3.      PROPERTY AND EQUIPMENT

        Property and equipment consist of the following:

                                                              Year ended
                                                             December 31,
                                                                 1998


            Leasehold improvements                           $   799,000
            Computer equipment                                 1,160,000
            Office equipment                                     673,000
            Machinery and equipment                              447,000
                                                             -----------

                Subtotal                                       3,079,000

            Less accumulated depreciation and amortization    (1,674,000)
                                                             -----------

                Total property and equipment                 $ 1,405,000
                                                             ===========


4.      TRANSACTIONS with affiliates

        Reacquisition of Distribution Rights - On January 1, 1995, the Companies entered into a settlement agreement under which they effectively acquired the distribution rights for all MET-Rx products previously held by Myosystems, Inc., an affiliated company. The terms of the agreement required payments to two Myosystems shareholders, one of whom is the majority stockholder of the Companies, in an aggregate amount of $5,704,000, plus interest imputed at 10%. Amounts due to the unrelated party were expensed in fiscal 1995 and were paid in full in fiscal 1998. Amounts due to the majority stockholder were recorded as a contra-equity account and charged to retained earnings in fiscal 1997 when paid.

MET-RX USA, INC. AND                                                Exhibit 99.1
MET-RX SUBSTRATE TECHNOLOGY, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

5.      DEBT

        Line of Credit - On December 31, 1997, the Companies entered into a credit agreement with a financial institution that allows for maximum borrowings of up to $10,000,000, based on certain percentages of eligible accounts receivable and inventory, as defined. Amounts due under the line of credit bear interest at the alternate base rate plus 1%. The alternate base rate is the greater of the prime rate (7.75% at December 31, 1998) or the federal funds rate (4.7% at December 31, 1998) plus .5%, provided that the rate is never less than 6%. Borrowings under the line of credit are collateralized by substantially all assets of the Companies.

        Term Loan - The Companies' credit agreement also provides for a $6,000,000 term loan that is due in 35 monthly installments of $100,000, commencing on February 1, 1998, with the remaining unpaid principal and interest due on December 31, 2000. Amounts due under the term loan bear interest at the alternate base rate plus 2% and are collateralized by substantially all assets of the Companies.

        Amounts due under the line of credit and term loan were repaid subsequent to year-end with new financing obtained on January 5, 1999 (Note 9).


6.      INCOME TAXES

        The provision for income taxes consists of the following:

                                                       Year ended
                                                      December 31,
                                                          1998

                  Current - State                       $ 44,000
                  Deferred - State                        (1,000)
                                                        --------

                  Provision for income taxes            $ 43,000
                                                        ========

        The provision for income taxes differs from the amount computed by applying the statutory rate for an S corporation, primarily because of the change in valuation allowance, the nondeductibility of a portion of meals and entertainment expenses and the use of certain tax credits.

MET-RX USA, INC. AND                                                Exhibit 99.1
MET-RX SUBSTRATE TECHNOLOGY, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

        Deferred taxes are recorded based upon the differences between the financial statement and tax bases of assets and liabilities. Temporary differences which give rise to deferred income tax assets and liabilities are as follows:

                                                                   Year ended
                                                                  December 31,
                                                                     1998

               Deferred tax assets:
                 Various reserves and other                        $ 33,000
                 Research and development credits                    65,000
                 Inventory capitalization                             8,000
                                                                   --------

                   Total deferred tax assets                       $106,000
                                                                   ========

7.      COMMITMENTS AND CONTINGENCIES

        Operating Leases - The Companies lease offices and warehouse facilities under noncancelable operating leases expiring in various years through 2000, and are committed to minimum rental payments as follows:

                                            Facilities
                                    --------------------------
                                     Related
                                      party           Other             Total

Year ending December 31:
  1999                              $133,000          $250,000          $383,000
  2000                                                   7,000             7,000
                                    --------          --------          --------

Total                               $133,000          $257,000          $390,000
                                    ========          ========          ========

        Certain facilities are owned in part by certain of the Companies' officers and stockholders. Lease rates are adjusted annually by increases, if any, in the Consumer Price Index. Each lease requires payment of certain additional expenses including real estate taxes, insurance, utilities, property taxes, and other operational expenses. Rent expense charged to operations for the year ended December 31, 1998 was $655,000, of which $244,000 was paid to related parties.

MET-RX USA, INC. AND                                                Exhibit 99.1
MET-RX SUBSTRATE TECHNOLOGY, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

        Capital Leases - The Companies leased certain equipment under capital leases expiring at various dates through 2001. Included in property, plant, and equipment is property under capital lease of:

                                                                                                    December 31,
                                                                                                        1998
Equipment                                                                                             $ 88,000
Less accumulated depreciation                                                                          (65,000)
                                                                                                      --------

                                                                                                      $ 23,000
                                                                                                      ========

        Future minimum commitments under capital lease arrangements as of December 31, 1998, are as follows:

 1999                                                                                                 $ 27,000
 2000                                                                                                    6,000
 2001                                                                                                    1,000
                                                                                                      --------

Net future minimum commitments                                                                          34,000
Less interest                                                                                           (3,000)
                                                                                                      --------

Present value of future minimum commitments                                                             31,000
Less current portion of capital lease obligations                                                      (25,000)
                                                                                                      --------

                                                                                                      $  6,000
                                                                                                      ========


Purchase Commitment - In February 1996, MUSA entered into a termination agreement with a supplier under which MUSA has agreed to pay such supplier a royalty of $.02 per unit on the first three million units of the MET-Rx Total Nutrition Drink Mix sold each month, effective from January 1, 1996 through June 30, 2000. Royalties shall be paid monthly based on the previous month's sales. Royalty expenses, which are included in cost of goods sold, were $496,000 for the year ended December 31, 1998.

MET-RX USA, INC. AND                                                Exhibit 99.1
MET-RX SUBSTRATE TECHNOLOGY, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------


        In July 1996, MUSA entered into a licensing agreement with another supplier under which MUSA will pay such supplier a monthly royalty of 6% of sales of products containing HMB through fiscal 2003. Royalty expenses incurred under this agreement were $253,000 for the year ended December 31, 1998.

        Endorsements and Sponsorship Agreements - The Companies have entered into endorsement and sponsorship agreements with various sports and entertainment personalities and organizations. The terms of these agreements range from two months to four years. The Companies are committed to minimum endorsement and sponsorship payments as follows:


                                                            Total
                     Year ending December 31:
                       1999                               $829,000
                       2000                                119,000
                       2001                                 28,000
                                                          --------

                       Total                              $976,000
                                                          ========

        Additionally, the Companies are committed to pay various incentive bonuses based upon specific performance achievement by the endorsee. Endorsement and sponsorship expense charged to operations was $1,191,000 for the year ended December 31, 1998.

        Litigation - In November 1996, a former employee commenced an action against MUSA and its majority shareholder, alleging breach of contract and entitlement to a share of profits earned in 1993 and 1994. On May 6, 1998, a tentative decision was made, awarding the former employee approximately $1,540,000. The Companies recorded this expense and related liability in the year ended December 31, 1996. In November 1998, the Companies entered into a settlement agreement with the former employee for $1,200,000, which was paid in full in fiscal 1998. The difference between the initial award and the final settlement of $340,000 has been included in other income in the year ended December 31, 1998.

        In November 1996, the MET-Rx Foundation for Health Enhancement (the Foundation) filed a complaint against the Companies in the Superior Court of the State of California. The Foundation seeks general damages in the amount of the lesser of (i) $100,000 per month or (ii) 1 to 2% of the Companies' net sales, for a period of five years commencing January 1, 1996, based upon causes of action related to the Companies' alleged promise to fund the Foundation in the amounts described above. The Companies deny all allegations of wrongdoing in the complaint and believe that such allegations are without merit. The Companies intend to vigorously defend against this action.

MET-RX USA, INC. AND                                                Exhibit 99.1
MET-RX SUBSTRATE TECHNOLOGY, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

        In November 1996, a former employee filed a complaint against MSTI alleging wrongful termination. MSTI denies all allegations of wrongdoing in the complaint and believes that such allegations are without merit. MSTI intends to vigorously defend against this action.

        In addition to the matters discussed above, the Companies are involved in various litigation incidental to its business. The Companies do not believe the outcome of such litigation will have a materially adverse impact on its financial condition or results of operations.

8.      EMPLOYEE STOCK PLANS

        In January 1995, an officer of the Companies was granted an option to purchase 41 shares of MUSA common stock and 45,346 shares of MSTI common stock for $.01 and $.001 per share, respectively. Such option vests ratably over a period of 41 months through May 1998. The Companies recorded compensation expense of $110,000, related to such stock award and option grant for the year ended December 31, 1998. The officer exercised this option in December 1998.

        In September 1995, the Companies granted an officer an option to purchase 100 shares of MUSA common stock and 110,600 shares of MSTI common stock for $.01 and $.001 per share, respectively. Such option vests over a period of 48 months with vesting accelerated in the event of certain equity transactions as defined. As a result of a pending equity transaction (Note 9), the Companies accelerated vesting of this option and the officer exercised such option in December 1998. The Companies recorded compensation expense of approximately $897,000 related to vesting of such option in the year ended December 31, 1998.

        A summary of MUSA's outstanding options and activity is as follows:

                                                                  1998
                                                       -------------------------
                                                                        Weighted
                                                          Shares         average
                                                           under        exercise
MUSA                                                      option          price

OPTIONS OUTSTANDING, beginning of period                    174        $  287.37
  Expired                                                   (25)            0.01
  Exercised                                                (141)            0.01
                                                      ---------

OPTIONS OUTSTANDING, end of period                            8        $   6,250
                                                      =========

OPTIONS EXERCISABLE, end of period                            8        $   6,250
                                                      =========


        All MUSA stock options outstanding and exercisable at December 31, 1998 have an exercise price of $6,250. Such options have a weighted average remaining contractual life of 6.5 years.

MET-RX USA, INC. AND                                                Exhibit 99.1
MET-RX SUBSTRATE TECHNOLOGY, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

        A summary of MSTI's outstanding options and activity is as follows:

                                                                  1998
                                                         -----------------------
                                                                       Weighted
                                                          Shares        average
                                                          under        exercise
         MSTI                                             option         price

         OPTIONS OUTSTANDING,
           beginning of period                            192,444       $ 0.26
           Expired                                        (27,650)       0.001
           Exercised                                     (155,946)       0.001
                                                         --------

         OPTIONS OUTSTANDING, end of period                 8,848       $ 5.65
                                                         ========

         OPTIONS EXERCISABLE, end of period                 8,848       $ 5.65
                                                         ========

All MSTI stock options outstanding and exercisable at December 31, 1998 have an exercise price of $5.65. Such options have a weighted average remaining contractual life of 6.5 years.

The Companies account for their stock option plan in accordance with the provisions of the Accounting Principles Board's (APB) Opinion No. 25, Accounting for Stock Issued to Employees. Had compensation cost for the stock option plan been determined based on the fair value at the grant date consistent with the method of SFAS No. 123, Accounting for Stock-Based Compensation, the Companies' net income would not have been materially different from the net income recorded under APB Opinion No. 25 for the period presented.

The fair value for these options was estimated at the date of grant using a Black-Scholes option valuation model with the following assumptions: risk-free interest rate of 6.5%, no dividend yield, no volatility factor, and an option life of seven years.

The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options and warrants that have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Companies' employee stock options have characteristics significantly different from those of traded options and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of their employee stock options.

MET-RX USA, INC. AND                                                Exhibit 99.1
MET-RX SUBSTRATE TECHNOLOGY, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

9.      SUBSEQUENT EVENTS

        In January 1999, the sole stockholder of the Companies and a third-party investor formed and capitalized Met-Rx Nutrition, Inc. (MNI) for the purpose of acquiring MSTI. MNI was capitalized with debt and equity which, among other things, included 100% of the outstanding common shares of MUSA. A wholly owned subsidiary (Merger Sub) of MNI was formed and then acquired 100% of the outstanding common stock of MSTI.

        Credit Facility - In January 1999, MNI entered into a credit agreement that allows for maximum borrowings of up to $16,000,000, based on certain percentages of eligible accounts receivable and inventories, as defined. Amounts due under the line of credit bear interest at either the alternate base rate plus 0.75% or LIBOR (5.1% at December 31, 1998) plus 2.5%. The alternate base rate is the greater of the prime rate (7.75% at December 31, 1998) or the federal funds rate (4.7% at December 31, 1998) plus 0.5%. Borrowings under the line of credit are collateralized by substantially all assets of MNI and its subsidiaries, MSTI and MUSA. The credit agreement contains covenants which, among other things, place restrictions on capital expenditures and distributions and requires that certain financial ratios are met. The credit agreement also provides for a $16,000,000 term loan that requires monthly interest payments with the principal due on January 5, 2005. Amounts due under the term loan bear interest at either the alternate base rate plus 1.25% or LIBOR plus 3.0% and are collateralized by substantially all assets of MNI and its subsidiaries, MSTI and MUSA.

        MNI has utilized amounts available under the credit agreement to pay off the Companies' previously existing debt. As a result of the refinancing, net deferred finance costs totaling $750,000 were written off in January 1999.

                                    * * * * *